EXHIBIT 31.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO RULES 13A-14 AND 15D-14
OF THE SECURITIES EXCHANGE ACT OF 1934

I, Edouard A. Garneau, Chief Executive Officer of Cardinal Communications, Inc. (the "Company"), certify that:

I have reviewed this Annual Report on Form 10-KSB/A of Cardinal Communications, Inc.

Based on my knowledge, this Annual Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report.

Based on my knowledge, the financial statements, and other financial information included in the report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods, presented in the report.

I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and have:

(a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which the periodic report is being prepared;

(b) [Paragraph omitted in accordance with SEC transition instructions contained in SEC Release 34-47986]; and

(c) disclosed in this Annual Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Company's auditors and to the audit committee of the Board of Directors (or persons fulfilling the equivalent function):

(i) all significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

(ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Dated: December 1, 2006 /s/ Edouard A. Garneau ------------------------------------ Name: Edouard A. Garneau Chief Executive Officer